QuickLinks -- Click here to rapidly navigate through this document

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary proxy statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive proxy statement
☐	Definitive additional materials
☐	Soliciting material pursuant to §240.14a-12
MONOLITHIC SYSTEM TECHNOLOGY, INC.
(Name of Registrant as Specified in its Charter)

(Name of Person (s) Filing Proxy Statement, if other than Registrant)

Payment of filing fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:
☐	Fee paid previously with preliminary materials.
☐
Check box if any part of the fee is offset as provide by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration number, of the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:
Persons who are to respond to the collection of information contained in this form are not required to respond unless the form displays a currently valid OMB control number.

1020 Stewart Drive
Sunnyvale, CA 94085

Dear Stockholder,

        You are cordially invited to attend the 2005 Annual Meeting of Stockholders (the "Annual Meeting") of Monolithic System Technology, Inc. (the "Company"), to be held on May 24, 2005, 9:30 a.m., local time, at the Company's corporate headquarters located at 1020 Stewart Drive, Sunnyvale, California 94085.

        The matters expected to be acted upon at the meeting are described in detail in the following Notice of the 2005 Annual Meeting of Stockholders and Proxy Statement.

        It is important that your shares be represented and voted at the meeting. Whether you plan to attend the Annual Meeting or not, it is important that you promptly register your vote in accordance with the instructions set forth on the enclosed proxy card. A return addressed envelope is enclosed for your convenience. This will ensure your proper representation at the Annual Meeting. Returning the proxy does not deprive you of your right to attend the Annual Meeting. If you decide to attend the Annual Meeting and wish to change your proxy vote, you may do so automatically by voting in person at the meeting.

        On behalf of our board of directors, I would like to express our appreciation for your continued interest in the affairs of the Company. We look forward to seeing you at the Annual Meeting.

Sincerely,
First mailed to stockholders on or about April 21, 2005	/s/ MARK VOLL Mark Voll Vice President, Finance & Administration, Chief Financial Officer, Secretary and Interim Chief Executive Officer

YOUR VOTE IS IMPORTANT. PLEASE REMEMBER TO PROMPTLY RETURN YOUR PROXY.

MONOLITHIC SYSTEM TECHNOLOGY, INC.
NOTICE OF 2005 ANNUAL MEETING OF STOCKHOLDERS
To be held on May 24, 2005

To the Stockholders of Monolithic System Technology, Inc.:

        NOTICE IS HEREBY GIVEN that the 2005 Annual Meeting of Stockholders (the "Annual Meeting") of Monolithic System Technology, Inc., a Delaware corporation (the "Company"), will be held on May 24, 2005, at 9:30 a.m., local time, at the Company's corporate headquarters located at 1020 Stewart Drive, Sunnyvale, California 94085, for the following purposes:

          1.     To elect six members of our board of directors to hold office until the next Annual Meeting of Stockholders or until their respective successors have been elected or appointed. The nominees are Carl E. Berg, Tommy Eng, James D. Kupec, Chi-Ping Hsu, Wingyu Leung and Chenming Hu.

          2.     To ratify the Audit Committee's appointment of BDO Seidman, LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2005.

          3.     To transact such other business as may properly come before the Annual Meeting or any adjournment of the Annual Meeting.

        The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice. Our board of directors has fixed the close of business on March 25, 2005 as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting and at any adjournments of the Annual Meeting. A list of such stockholders will be available for inspection at the principal office of the Company.

        You are cordially invited to attend the Annual Meeting. However, to ensure that you are represented at the Annual Meeting, please register your vote as promptly as possible in accordance with the instructions set forth on the enclosed proxy card. A return addressed envelope is enclosed for your convenience. If you attend the Annual Meeting, you may vote in person even though you have returned a proxy card previously. Your proxy is revocable in accordance with the procedures set forth in the Proxy Statement.

BY ORDER OF THE BOARD OF DIRECTORS
/s/ MARK VOLL Mark Voll Vice President, Finance & Administration, Chief Financial Officer, Secretary and Interim Chief Executive Officer

Sunnyvale, California
April 21, 2005

MONOLITHIC SYSTEM TECHNOLOGY, INC.
1020 Stewart Drive
Sunnyvale, California 94085

PROXY STATEMENT

GENERAL INFORMATION

        This Proxy Statement is furnished in connection with the solicitation by the board of directors of Monolithic System Technology, Inc., a Delaware corporation (the "Company"), of proxies, in the accompanying form, to be used at the 2005 Annual Meeting of Stockholders (the "Annual Meeting") to be held at the Company's corporate headquarters located at 1020 Stewart Drive, Sunnyvale, California 94085 on May 24, 2005, at 9:30 a.m., local time, and any adjournments of the Annual Meeting. Unless the context otherwise requires, the "Company," "we," "us," and similar terms refer to Monolithic System Technology, Inc.

        This Proxy Statement and the accompanying proxy card are being mailed on or about April 21, 2005 to all stockholders entitled to notice of and to vote at the Annual Meeting.

SOLICITATION AND VOTING PROCEDURES

        Shares represented by valid proxies in the form enclosed, received in time for use at the Annual Meeting and not revoked at or prior to the Annual Meeting, will be voted at the Annual Meeting, as discussed below. The presence, in person or by proxy, of the holders of a majority of the outstanding shares of our common stock is necessary to constitute a quorum at the Annual Meeting. Holders of our common stock are entitled to one vote per share on all matters. To vote in person, a stockholder must attend the Annual Meeting, and then complete and submit the ballot provided at the meeting. To vote by proxy, a stockholder must either mark, sign, and date the enclosed proxy card and mail it to the Company's transfer agent or submit a proxy electronically by using the Internet and logging on to www.eproxyvote.com/mosy/ by following the instructions provided on the proxy card. An automated system administered by the Company's transfer agent tabulates stockholder votes submitted by proxy, and an officer of the Company will tabulate votes cast in person at the Annual Meeting.

        Brokers holding shares in street name for customers have the authority to vote on certain matters when they have not received instructions from the beneficial owners of shares. Brokers that do not receive instructions from the beneficial owners are entitled to vote on Proposal No. 1 (the election of directors) and Proposal No. 2 (the ratification of appointment by the Audit Committee of BDO Seidman, LLP as the Company's independent registered public accounting firm for the 2005 audit).

        The voting requirements for the proposals that we will consider at the Annual Meeting are as follows:

  •
  Election of Directors. Directors are elected by a plurality, and the six directors who receive the most votes will be elected to our board of directors. Votes withheld will not affect the election of directors.

  •
  Ratification of Appointment of BDO Seidman, LLP as Independent Registered Public Accounting Firm. An affirmative vote of the holders of a majority of the shares present or represented by proxy and entitled to vote at the Annual Meeting is necessary for approval of Proposal No. 2 to ratify the Audit Committee's appointment of BDO Seidman, LLP as our independent registered public accounting firm for the audit of our fiscal 2005 financial statements. Abstentions will have the same effect as voting against the proposal.

        All proxies will be voted as specified on the proxy cards submitted by stockholders, if the proxy is properly executed or electronically submitted and is received by the Company prior to the close of voting at the Annual Meeting or any adjournment or postponement of the Annual Meeting. If no choice has been specified, a properly completed and timely returned or electronically submitted proxy card will be voted for our board of directors' nominees and for Proposal No. 2, which are described in detail elsewhere in this Proxy Statement. In addition, all properly completed and timely returned or electronically submitted proxy cards will be voted by the proxy in his discretion for any other matters properly and timely submitted for a vote at the Annual Meeting.

        The close of business on March 25, 2005 has been fixed as the record date for determining the stockholders entitled to notice of and to vote at the Annual Meeting. Only holders of our common stock at the close of business on March 25, 2005 will be entitled to notice of and to vote at the Annual Meeting. As of that date, we had 30,456,212 shares of common stock outstanding and entitled to vote. Each share of our common stock is entitled to one vote per share.

        The cost of soliciting proxies, including expenses in connection with preparing and mailing of this Proxy Statement, will be borne by the Company. Copies of solicitation material will be furnished to brokerage houses, fiduciaries and custodians holding shares in their names that are beneficially owned by others so that they may forward this solicitation material to such beneficial owners. The Company will reimburse brokerage firms and other persons representing beneficial owners of common stock for their expenses in forwarding proxy material to such beneficial owners. Solicitation of proxies by mail may be supplemented by telephone, telegram, electronic facsimile transmission and other electronic means, and personal solicitation by the directors, officers or employees of the Company. No additional compensation will be paid to directors, officers or employees for such solicitation. The Company has retained Wells Fargo Shareowner Services to assist in the distribution of proxies for a fee estimated to be approximately $4,000.00 plus reasonable out-of-pocket expenses.

        Copies of the Company's 2004 annual report on Form 10-K are being mailed to stockholders with this Proxy Statement. Additional copies of the Company's 2004 annual report on Form 10-K, excluding exhibits, may be obtained by any stockholder without charge by making a request through the Company's website "Investor Information" pages at www.mosys.com or by written request addressed to: Investor Relations, Monolithic System Technology, Inc., 1020 Stewart Drive, Sunnyvale, California 94085.

REVOCABILITY OF PROXIES

        You can revoke your proxy at any time before the voting at the Annual Meeting by sending a properly signed written notice of your revocation to the Secretary of the Company, by submitting another proxy that is properly signed and bearing a later date, by following the specified procedures for submitting a proxy electronically and changing your vote, or by voting in person at the Annual Meeting. Attendance at the Annual Meeting will not itself revoke an earlier submitted proxy. You should direct any written notices of revocation and related correspondence to Monolithic System Technology, Inc., 1020 Stewart Drive, Sunnyvale, California 94085, Attention: Secretary.

MANAGEMENT

Directors and Executive Officers

        The names of our directors and executive officers at March 31, 2005 and certain information about them are set forth below.

Name	Age	Position(s) with the Company
Wingyu Leung	50	Executive Vice President, Chief Technical Officer and Director
Carl E. Berg(1)(2)	67	Director
Tommy Eng(1)(3)	47	Director
Chi-Ping Hsu(2)(3)	50	Director
James D. Kupec(1)(2)(3)	50	Director
Chenming Hu	57	Director
Mark Voll	50	Vice President, Finance & Administration, Chief Financial Officer, Secretary and Interim Chief Executive Officer
Karen Lamar	43	Vice President Sales and Marketing

(1)
Member of Audit Committee

(2)
Member of Compensation Committee

(3)
Member of Technology Strategy Committee

        Wingyu Leung.    Dr. Leung has served as our Executive Vice President, Engineering, and Chief Technical Officer and as a member of our board of directors since April 1992. Dr. Leung also served as our Secretary from April 1992 until May 1996 and again from May 1997 until August 2000. Prior to joining us, Dr. Leung served as a technology consultant to several high technology companies, including Rambus, Inc., a developer of a high-speed chip-to-chip interface technology. Prior to that time, Dr. Leung served as a member of the technical staff of Rambus, and as a senior engineering manager at Integrated Device Technology, Inc., where he managed and participated in circuit design activities. Dr. Leung holds a B.S. in electrical engineering from the University of Maryland, a M.S. in electrical engineering from the University of Illinois, and a Ph.D. in electrical engineering and computer science from the University of California at Berkeley.

        Carl E. Berg.    Mr. Berg has served as a member of our board of directors since September 1992. Since 1997, Mr. Berg has been the Chairman of the Board and Chief Executive Officer of Mission West Properties, Inc., a real estate investment trust. Mr. Berg has been actively engaged in the ownership, development and management of industrial real estate and in venture capital investment for over 30 years. He currently serves as a member of the board of directors of Mission West Properties, Inc., Valence Technology, Inc., a developer of advanced rechargeable battery technology, and FOCUS Enhancements, Inc., a developer of video scan conversion products. Mr. Berg holds a B.A. in business from the University of New Mexico.

        Tommy Eng.    Mr. Eng was appointed to our board of directors on August 12, 2004. Mr. Eng is the founder of Tera Systems, a privately-held EDA company. He held various management positions, including President, CEO and Vice Chairman from 1996 to 2004. Prior to founding Tera Systems, Mr. Eng was General Manager of Mentor Graphics' Advanced IC Design Automation and Design Consultation

division as the result of the acquisition of Silicon Compiler Systems. Mr. Eng received a M.S. in electrical engineering from the University of California at Berkeley. Mr. Eng also serves on the board of directors of Focus Enhancements, Inc.

        Chi-Ping Hsu.    Dr. Hsu was appointed to our board of directors on August 12, 2004. Dr. Hsu is currently a Vice President at Cadence Design Systems in charge of the company's synthesis product lines which position he has held since April 2003. From November 2001 to April 2003, Dr. Hsu was President and Chief Operating Officer of Get2Chip, a supplier of high-performance system-on-chip (SOC) synthesis, which was acquired by Cadence. From January 1995 to November 2001, Dr. Hsu was a member of the Executive Staff at Avant! where he was responsible for directing the company's product and business strategy. A graduate of the Taiwan National University with a B.S. in electrical engineering, Dr. Hsu holds a Ph.D. in electrical engineering and computer science from the University of California at Berkeley.

        James D. Kupec.    Mr. Kupec was appointed to our board of directors on August 12, 2004. Mr. Kupec is currently Chief Operating Officer of eSilicon Corporation, a custom semiconductor chip supplier. From April 2003 to September 2004, Mr. Kupec was President of JDK Group, a semiconductor consultancy firm that he founded since April 2003. From April 2002 to April 2003, Mr. Kupec served as CEO of Ammocore, a privately-held EDA company. Mr. Kupec was President of UMC (USA) the U.S. subsidiary of the wafer foundry United Microelectronics Corporation from 1998 to 2002. Mr. Kupec served in senior management positions at Cypress Semiconductor for 14 years, last serving as Senior Vice President where he directed the activities for four major product groups. Mr. Kupec has a B.S. in electrical engineering from the University of Illinois and a M.B.A. from Southern Methodist University.

        Chenming Hu.    Dr. Hu was appointed to our board of directors on January 31, 2005. Dr. Hu is currently the TSMC Distinguished Chair Professor in Electrical Engineering and Computer Sciences at the University of California, Berkeley. From 2001 to 2004, Dr. Hu was the Chief Technology Officer of Taiwan Semiconductor Manufacturing Co. Ltd. (TSMC); the world's largest dedicated integrated circuits (IC) manufacturing company.

        Mark Voll.    Effective on December 30, 2004, our board of directors authorized Mr. Voll to serve as interim Chief Executive Officer and report directly to the board. Mr. Voll has served as our Vice President of Finance and Administration and Chief Financial Officer since June 2002. Mr. Voll previously held the same position with us from March 1998 to June 2000. From June 2000 to May 2002, Mr. Voll served as the Chief Financial Officer for Axis Systems, Inc., a developer of semiconductor verification tools. Mr. Voll holds a B.S. in business administration from Providence College.

        Karen Lamar.    Ms. Lamar became our Vice President of Sales and Marketing on September 8, 2004. Ms. Lamar held the position of Vice President of Sales at SuperH, a semiconductor intellectual property licensing company that is a joint venture between Renesas Technology and ST Microelectronics from June 2003 to August 2004. From September 2000 to June 2003, Ms. Lamar held the position of Vice President of Worldwide Strategic Account Sales at Arc International. Ms. Lamar held the position of Senior Partner Manager at Advanced RISC Machines (ARM) and was responsible for negotiating licensing transaction with strategic customers from May 1999 to September 2000. Ms. Lamar holds a B.S. in Biology and a M.S. in Electrical Engineering from Boston University.

Composition of the Board and Committees

        Our bylaws provide that the number of directors is determined by resolution of the board of directors until changed by approval of the stockholders or a majority of the directors. The number of directors is currently set at six. Each director is elected to serve until the next annual meeting of stockholders, and until the election and qualification of his or her successor or his or her earlier resignation or removal.

  Majority of Independent Directors

        Our board of directors has determined that Carl E. Berg, Tommy Eng, Chi-Ping Hsu, James D. Kupec and Chenming Hu are "independent," as defined under the rules of the National Association of Securities Dealers, Inc., "NASD"). Our board of directors has standing Audit, Compensation and Technology Strategy Committees, each of which is comprised solely of independent directors in accordance with the rules of the NASD.

  Audit Committee

        Messrs. Berg, Eng and Kupec are the current members of the Audit Committee. Mr. Berg serves as the Chairman of the committee. The board of directors has determined that Mr. Berg is the "audit committee financial expert," as defined by applicable SEC rules, but that status does not impose on him duties, liabilities or obligations that are greater than the duties, liabilities or obligations otherwise imposed on him as a member of the Audit Committee and the board of directors. Our board of directors established the Audit Committee for the purpose of overseeing the accounting and financial reporting processes and audits of the Company's financial statements. The Audit Committee also is charged with reviewing reports regarding violations of our Code of Ethics and complaints with respect thereto and internal control violations under our whistleblower policy are directed to the Chairman of the Audit Committee. The Audit Committee has delegated authority to Mr. Berg for review and approval of non-audit services proposed to be provided by our principal auditors.

  Compensation Committee

        Messrs. Berg, Chi-Ping Hsu and Kupec are the current members of the Compensation Committee, with Mr. Kupec serving as the Chairman of the committee. Our Compensation Committee is responsible for reviewing, recommending and approving our compensation policies and benefits, including the compensation of all of our executive officers. Our Compensation Committee also has the principal responsibility for the administration of our stock option plan, including approving stock option grants to executives, and stock purchase plan.

  Nominations Process

        We do not have a nominating committee. Our board of directors instead has appointed Messrs. Berg, Eng, Chi-Ping Hsu, Kupec and Hu, who are the board's independent directors, to search for and evaluate qualified individuals to become nominees for director and board committee members. The independent directors recommend to the board candidates for nomination for election or reelection for each annual meeting of stockholders and as necessary to fill vacancies and newly created directorships, and candidates for appointment to and removal from committees. The independent directors operate by resolution of the board, rather than by charter.

        The independent directors evaluate each candidate for nomination as director within the context of the needs and the composition of the board as a whole. The independent directors conduct any appropriate and necessary inquiries into the backgrounds and qualifications of candidates. When evaluating a candidate for nomination as director, the independent directors consider the candidate's business experience and skills, independence, judgment and ability and willingness to commit sufficient time and attention to the activities of the board. At a minimum, candidates recommended for nomination must possess the highest personal and professional ethics, integrity and values and be committed to representing the long-term interests of the Company and its stockholders. To date, the Company has not paid any fee to a third party to assist in the process of identifying or evaluating director candidates.

        The independent directors will consider candidates for nomination as director who are recommended by the Company's stockholders. The independent directors will not evaluate any candidate for nomination as director differently solely because the candidate was recommended by a stockholder. To recommend a prospective candidate for consideration by the independent directors, stockholders of the Company should submit the candidate's name and qualifications to the independent directors in writing at the following address: Monolithic Systems Technology, Inc., 1020 Stewart Drive, Sunnyvale, California 94058, Attention: Secretary. The Secretary will then forward this information to each of the independent directors. To date, the Company has not rejected any candidate timely recommended by any stockholder or group of stockholders owning more than 5% of our common stock.

  Technology Strategy Committee

        Messrs. Eng, Chi-Ping Hsu and Kupec are the current members of the Technology Strategy Committee. Mr. Eng is Chairman of this Committee. Our board of directors established the Technology Strategy Committee in August 2004 to oversee the development, planning and implementation of the Company's long-term intellectual property strategy.

  Stockholder Communications with the Board

        Stockholders who desire to communicate with the board, or to a specific director, may do so by delivering the communication addressed to either the board of directors or any director, c/o Monolithic System Technology, Inc., 1020 Stewart Drive, Sunnyvale, California 94085. These communications will be delivered to the board, or any individual director, as specified.

        We have a policy that each director should make every reasonable effort to attend each annual meeting of stockholders. At the Company's 2004 annual meeting of stockholders, none of our directors were in attendance.

  Meetings of the Board and Committees

        During the fiscal year ended December 31, 2004, including telephonic meetings, there were 11 meetings of the board of directors, four meetings of the Audit Committee and one meeting of the Compensation Committee. Every current director attended at least 75% of the meetings of the board and each committee held during the period for which he was a director during the fiscal year ended December 31, 2004. In addition, the members of the board of directors, the Compensation Committee and the Audit Committee acted at times by unanimous written consent pursuant to Delaware law.

Compensation of Directors

        In 2004, members of our board of directors did not receive any compensation for their services as directors. In August 2000, we granted options to purchase 10,000 shares of common stock to Mr. Berg for the years beginning in each March of 1997 through 2002 under our 1996 Stock Option Plan. We granted options to purchase 10,000 shares of common stock in each of five consecutive years to Wei Yen for the years beginning in each August from 2000 through 2004. His options ceased vesting when he left the board in April 2004 and then expired without exercise. All of these options vested during each year at a rate of approximately 833 shares each month.

        Prior to November 11, 2004, the 2000 Stock Option Plan provided that options would be granted to non-employee directors pursuant to an automatic, nondiscretionary grant mechanism. Each non-employee director received automatically a grant of an option to purchase 10,000 shares of common stock each year at an exercise price set at the fair market value of the common stock on the date of grant, which options vested at a rate of approximately 833 shares each month. Pursuant to this provision, the Company granted options in 2003 to Mr. Berg to purchase 10,000 shares of common stock, which options began vesting in March 2005. In August 2004, the board of directors authorized initial option grants to each of Messrs. Eng, Kupec and Chi-Ping Hsu to purchase 40,000 shares of our common stock, as newly appointed non-employee directors, which number of shares was consistent with our past practice in awarding option grants to new non-employee directors. The exercise price was set at fair market value at the date of grant. Those options vest ratably on a monthly basis from September 2004 through August 2008, subject to the director's continued service on our board of directors.

        Under the Amended and Restated 2000 Stock Option and Equity Incentive Plan (the "Amended 2000 Plan"), which was approved by stockholders at our 2004 Annual Meeting on November 11, 2004, the number of shares granted to each non-employee director for each year of service on our board, which are awarded automatically at the first meeting of the board following the date of each annual meeting of stockholders, was increased from 10,000 to 20,000 beginning with the 2004 Annual Meeting. Under the Amended 2000 Plan, the initial option grants to Messrs. Eng, Kupec and Chi-Ping Hsu as newly appointed non-employee directors were increased by 40,000 shares and granted at a price per share of $3.88 per share which was less than fair market value of $4.25 at that date. Those options will vest over the same 48-month period as their initial option grants. Also on November 11, 2004, Mr. Eng received an option grant to purchase an additional 80,000 shares of common stock at a price of $3.88 per share. Those options will vest ratably on a monthly basis over the four-year period from September 2004 through August 2008.

        In January 2005, the board of directors authorized initial option grants to Dr. Hu to purchase 80,000 shares of our common stock, as a newly appointed non-employee director. The exercise price was set at fair market value at the date of grant. Those options vest ratably on a monthly basis from February 2005 through January 2009, subject to the director's continued service on our board of directors.

        The Amended 2000 Plan provides that the board of directors, in its discretion may authorize additional shares to be awarded or granted under stock options to committee chairs and other non-employee directors for extraordinary service on the board of directors.

EXECUTIVE COMPENSATION

Summary Compensation Table

        The following Summary Compensation Table sets forth summary information as to compensation received by (i) our former Chief Executive Officer and our interim Chief Executive Officer, (ii) each of the other most highly compensated persons who were serving as executive officers of the Company as of December 31, 2004 and (iii) two additional individuals who would have fallen under clause (ii) above but for the fact they were not executive officers on December 31, 2004 (collectively, the "named executive officers") for services rendered to us in all capacities during the three fiscal years ended December 31, 2004.

	Annual Compensation				Long-term Compensation
Name	Year	Salary ($)	Bonus ($)		Securities Underlying Options
Mark Voll(1) Vice President, Finance & Administration, Chief Financial Officer, Secretary and Interim Chief Executive Officer	2004 2003 2002	$178,000 178,238 87,500	$	— 2,085 —	325,000 26,710 200,000
Wingyu Leung Executive Vice President, Chief Technical Officer and Director	2004 2003 2002	232,000 232,950 221,833		— 58,130 65,123	— 92,897 67,353
Karen Lamar Vice President, Sales and Marketing	2004 2003 2002	59,801 — —		— — —	300,000 — —
Fu-Chieh Hsu(2) Chairman of the Board, President and Chief Executive Officer	2004 2003 2002	278,000 279,108 266,167		— 72,663 73,979	— 113,621 81,691
Mark-Eric Jones(3) Vice President and General Manager—Intellectual Property	2004 2003 2002	120,167 206,792 197,000		— 29,065 36,273	— 61,448 48,676
Andre Hassan (4) General Manager—Discrete Products	2004 2003 2002	106,875 171,871 160,250		— 29,065 34,417	— 61,448 48,676

(1)
Mr. Voll was authorized by our Board to become interim Chief Executive Officer at the end of December 2004.

(2)
Dr. Hsu resigned his position with us on December 2004.

(3)
Mr. Jones resigned his position with us in July 2004 and was replaced by Ms. Karen Lamar in September 2004.

(4)
Mr. Hassan resigned his position with us in August 2004.

Option Grants in Last Fiscal Year

        The following table provides information regarding the grant of stock options during fiscal year 2004 to the named executive officers.

					Potential realizable value at assumed annual rates of stock price appreciation for option term(4)
	Number of securities underlying options granted(1)	% of total options granted to employees in 2004(2)
			Exercise Price(3)	Expiration Date
					5%	10%
Mark Voll	325,000	9.78%	$4.09	9/8/2014	$835,958	$2,118,482
Wingyu Leung	—	—%	—	—	—	—
Karen Lamar	300,000	9.03%	4.09	9/8/2014	771,654	1,955,522
Fu-Chieh Hsu(5)	—	—%	—	—	—	—
Mark-Eric Jones(5)	—	—%	—	—	—	—
Andre Hassan(5)	—	—%	—	—	—	—

(1)
Options are incentive stock options to the extent qualified and nonstatutory options otherwise. All of the options have a 10-year term and generally terminate if not exercised with 90 days following the executive's employment with the Company or the expiration date, whichever occurs earlier. Mark Voll and Karen Lamar each received an option grant under the 2000 Stock Option Plan on September 8, 2004. Those options vest as to 1/4th of the shares subject to each option on the first anniversary of the grant date and 1/36th of the shares subject to each option vest monthly thereafter.

(2)
The percentage of total options granted is based upon options to purchase an aggregate of 3,323,500 shares of common stock granted during the fiscal year ended December 31, 2004 to our employees, including the named executive officers and outside Directors.

(3)
All options were granted at an exercise price equal to the fair market value of our common stock on the grant date. Fair market value for the two groups of option grants was equal to the closing price on the Nasdaq National Market on September 8, 2004, respectively.

(4)
Potential realizable value has been calculated by assuming that the market price of our common stock appreciates 5% and 10% each year from the date of grant of the options until the expiration of the options. These assumed annual rates of appreciation were used in compliance with the rules of the SEC and are not intended to forecast future price appreciation of our common stock. The actual value realized from the options could be substantially higher or lower than the values reported above, depending upon the future appreciation or depreciation of our common stock during the option period and the timing of the exercise of the options. Unless the executive officer remains employed until he vests in the option shares and the market price of our common stock appreciates over the option term, no value will be realized from the option grants made to the executive officers.

(5)
These named executive officers are no longer employed by us.

Aggregated Option Exercises in Last Fiscal Year and Fiscal Year-End Values

        The following table provides information regarding the aggregate exercises of options by each of the named executive officers. In addition, this table includes the number of shares covered by both exercisable and unexercisable stock options as of December 31, 2004, and the value of "in-the-money"

options, which values represent the positive spread between the exercise price of any such options and the fiscal year-end value of our common stock.

			Number of Securities Underlying Unexercised Options at December 31, 2004
					Value of in-the Money Options at December 31, 2004(3)
	Shares acquired on exercise	Value Realized(1)
			Exercisable(2)	Unexercisable	Exercisable	Unexercisable
Mark Voll	—	—	136,464	415,246	—	695,500
Wingyu Leung	—	—	263,551	56,699	$366,100	—
Karen Lamar	—	—	—	300,000		642,000
Fu-Chieh Hsu(4)	—	—	362,094	—	679,900	—
Mark-Eric Jones(4)	195,500	$590,315	—	—	—	—
Andre Hassan(4)	101,000	297,912	—	—	—	—

(1)
Value based on the fair market value of our common stock on the date of exercise less the option exercise price.

(2)
Pursuant to the option agreements for option grants made under the Company's 1996 Stock Plan, the option holders were entitled to elect to exercise all or any part of their vested and unvested options at any time. However, there were no more unvested shares under the 1996 Stock Plan as of December 31, 2004.

(3)
Value based on the fair market value of our common stock of $6.23 on December 31, 2004, less the option exercise price.

(4)
These named executives are no longer employed by us.

Employment Contracts, Termination of Employment and Change-in-Control Agreements

        We currently have confidentiality and invention assignment agreements in place with the named executive officers. We do not, however, have any compensatory plan or arrangement with any named executive officer that is activated upon the resignation, termination or retirement of any of these executive officers, or upon a change in control of us.

SHARE OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

        The following table sets forth certain information as of April 7, 2005, concerning the ownership of our common stock by:

  •
  each stockholder known by us to be the beneficial owner of more than 5% of the outstanding shares of our common stock;

  •
  each current member of our board of directors;

  •
  each named executive officer; and

  •
  all current directors and executive officers as a group.

        Beneficial ownership is determined in accordance with Rule 13d-3 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and includes all shares over which the beneficial owner exercises voting or investment power. Options and warrants to purchase common stock that are presently exercisable or exercisable within 60 days of April 7, 2005 and are included in the total number of shares beneficially owned for the person holding those options or warrants are considered outstanding for the purpose of calculating percentage ownership of the particular holder. We have relied on information supplied by our officers, directors and certain stockholders and on information contained in filings with the SEC. Except as otherwise indicated, and subject to community property laws where applicable, we believe, based on information provided by these persons, that the persons named in the table have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them. Unless otherwise stated the business address of each of our directors and executive officers listed in the table is 1020 Stewart Drive, Sunnyvale, California 94085.

Name(1)	Number of Shares Beneficially Owned	Shares Issuable on Exercise of Outstanding Options Within 60 days of April 7, 2005	Percent of Outstanding Shares(2)
Ingalls & Snyder LLC(3) 61 Broadway New York, NY 10006	4,541,845	—	14.9%
1981 Kara Ann Berg Trust, Clyde J. Berg, Trustee(4) 10050 Bandley Drive, Cupertino, CA 94014	2,304,830	—	7.6%
Putnam Investments(5) One Post Office Square, Boston, MA 02109	1,704,637	—	5.6%
Current Directors
Wingyu Leung(6)	2,127,630	282,750	6.9%
Carl E. Berg(7)	218,330	88,334	*
Tommy Eng	36,667	36,667	*
Chi-Ping Hsu	21,667	21,667	*
James D. Kupec	21,667	21,667	*
Chenming Hu	6,562	6,562	*
Named Executive Officers who are not Directors
Mark Voll	200,043	160,043	*
Karen Lamar	—	—	*
Fu-Chieh Hsu(8)(9)	960,000		3.2%
Mark-Eric Jones(9)	—	—	*
Andre Hassan(9)	—	—	*
All current directors and executive officers as a group (8 persons)	2,632,566	617,690	8.5%

*
Represents holdings of less than one percent.

(1)
Unless indicated otherwise, the address of each person listed in the table is c/o Monolithic System Technology, Inc., 1020 Stewart Drive, Sunnyvale, California 94085.

(2)
The percentage of beneficial ownership is based on 30,456,212 shares of common stock outstanding as of April 7, 2005 and excluding all shares of common stock issuable upon the exercise of outstanding options other than the shares issuable upon the exercise of options held and exercisable within 60 days of April 7, 2005 by the named person.

(3)
According to a Schedule 13G/A filed with the SEC on April 7, 2005 by Ingalls & Snyder LLC, Ingalls & Snyder LLC has shared dispositive power over 4,541,845 shares, but has no voting authority and, therefore disclaims beneficial ownership of such shares pursuant to Rule 13d-3(d)(2) of the Exchange Act. Robert L. Gipson, John S. Moran and Steven M. Foote each has sole voting and dispositive power of 548,323 shares, 241,000 shares and 210,000 shares, respectively, which shares are not controlled by Ingalls & Snyder LLC and as to which it disclaims beneficial ownership.

(4)
Clyde J. Berg is Carl E. Berg's brother, and Carl Berg's adult daughter is the sole beneficiary of this trust. These shares were shares distributed by West Coast Venture Capital Limited, L.P. ("West Coast") in connection with the liquidation of West Coast, effective June 2002. Mr. Berg disclaims beneficial ownership of all these shares.

(5)
According to a Schedule 13G/A filed with the SEC on February 11, 2005 by Putnam, LLC d/b/a Putnam Investments ("PI"), on behalf of itself and Marsh & McLennan Companies, Inc. ("MMC"), Putnam Investment Management, LLC ("PIM") and The Putnam Advisory Company, LLC ("PAC"). PI, which is a wholly-owned subsidiary of MMC, wholly owns two registered investment advisers: (a) PIM, which is the investment advisor to the Putnam family of mutual funds, and (b) PAC, which is the investment advisor to Putnam's institutional clients. According to the Schedule 13G: (i) PI has shared voting power over 733,321 shares and shared dispositive power over 1,704,637 shares, (ii) PIM has shared dispositive power over 769,300 shares, and (iii) PAC has shared voting power over 733,321 shares and shared dispositive power over 935,337 shares.

(6)
Wingyu Leung has sole voting and dispositive authority over 1,826,980 shares which he personally owns. A.G. Edwards & Sons, Inc. act as trustee with respect to 300,000 shares held in trust for the benefit of his son, Michael Pak Shing Leung (the "Michael Trust"); and with respect to 300,000 shares held in trust for the benefit of his son, Matthew Pak-Ling Leung (the "Matthew Trust"). Wingyu Leung disclaims beneficial ownership of 300,000 shares held by the Michael Trust and 300,000 shares held by the Matthew Trust. In addition, Wingyu Leung's wife owns 17,900 shares. He has no economic interest in any of these shares and disclaims beneficial ownership of them.

(7)
Includes 124,998 shares held by Berg & Berg Enterprises, LLC, of which Mr. Berg is the sole manager. Mr. Berg disclaims beneficial ownership of these shares, except to the extent of his pecuniary interest in them. Also includes 4,998 shares owned by Mr. Berg's wife. Mr. Berg disclaims beneficial ownership of these shares. Mr. Berg's business address is 10050 Bandley Drive, Cupertino, CA 95014.

(8)
Fu-Chieh Hsu has sole voting and dispositive authority over 920,000 shares which he personally owns. Fu-Chieh Hsu is deemed to beneficially own 20,000 shares held directly by Percy Alexander Hsu and he is deemed to beneficially own 20,000 shares held directly by Jerone Lee Hsu. Fu-Chieh Hsu disclaims beneficial ownership of the 20,000 shares held by Percy Alexander Hsu and the 20,000 shares held by Jerone Lee Hsu as he has no economic interest in any of these shares.

(9)
These named executive officers are no longer employed by us.

SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS

        The following table provides information as of December 31, 2004 regarding equity compensation plans approved by the Company's security holders. The Company does not have any equity compensation plans that have not been approved by our security holders.

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights	Weighted Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available for Future Issuance under Equity Compensation Plans (excluding Securities reflected in Column (a))
Equity compensation plans approved by security holders	5,757,000	$6.11	2,470,000	(1)

(1)
Consists of 2,138,000 shares of common stock available for future issuance under the Amended and Restated 2000 Stock Option and Equity Incentive Plan (the "Amended 2000 Plan") and 332,000 shares of common stock available for future issuance under the 2000 Employee Stock Purchase Plan, in each case as of December 31, 2004. In addition, the Amended 2000 Plan provides for an annual increase of 500,000 on January 1 of each year or a lesser amount determined by our board of directors. The 2000 Employee Stock Purchase Plan provides for an annual increase in the number of shares reserved under the plan on January 1 of each year, equal to 100,000 shares or a lesser amount determined by the Board of Directors.

PERFORMANCE GRAPH
COMPARISON OF STOCKHOLDER RETURN

        The following graph compares cumulative total stockholder return on our common stock with that of the S&P 500 Index and the S&P Technology Sector Index. The comparison assumes that $100 was invested on June 28, 2001 (the date of the Company's initial public offering) in our common stock, the stocks included in the S&P 500 and the stocks included in the S&P Technology Sector Index.

        The comparisons shown in the graph below are based upon historical data, and the Company cautions that the stock price performance shown in the graph below is not indicative of, nor intended to forecast, the potential future performance of our common stock. Information used in the graph was obtained from Standard and Poor's website, a source believed to be reliable, but the Company is not responsible for any errors or omissions in such information.

COMPARISON OF 42 MONTH CUMULATIVE TOTAL RETURN AMONG
MONOLITHIC SYSTEM TECHNOLOGY, INC., THE S&P 500 INDEX AND THE S&P
TECHNOLOGY SECTOR INDEX

	Cumulative Total Return
	6/28/2001	12/31/2001	12/31/2002	12/31/2003	12/31/2004
MONOLITHIC SYSTEM TECHNOLOGY, INC.	100.00	206.00	120.80	85.70	62.30
S & P 500	100.00	93.63	71.75	90.68	98.84
S & P TECHNOLOGY SECTOR	100.00	89.44	55.83	81.82	83.57

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

        Since January 1, 2004, the Company has not entered into any material transaction with any of its directors, executive officers or holders of more than 5% of the Company's Common Stock, or with any persons in which directors, executive officers or such stockholders have direct or indirect material interests.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Section 16(a) of the Exchange Act requires our directors, executive officers and persons who own more than 10% of a registered class of the Company's equity securities to file with the SEC initial reports of ownership and reports of changes in ownership of common stock and other equity securities of ours. Directors, executive officers and greater than 10% holders are required by SEC regulation to furnish us with copies of all Section 16(a) reports they file. Based solely on our review of Forms 3 and 4 received during 2004 and Forms 5 (or any written representations) received with respect to fiscal year 2004, in November 2004 Wingyu Leung, the Company's Executive Vice President, Chief Technical Officer and Director failed to file timely a Form 4 to report two sales of common stock and Fu-Chieh Hsu failed to file timely a Form 4 to report one sale of common stock.

REPORT ON EXECUTIVE COMPENSATION BY THE
COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS

        From January to April 2004, the Compensation Committee consisted of Carl Berg and Wei Yen. In April 2004, Mr. Yen resigned from our board of directors. In August 2004, Chi-Ping Hsu and James D. Kupec were appointed to our board of directors and the Compensation Committee.

Compensation Philosophy

        Our executive compensation policy is designed to attract and retain qualified executive personnel by providing executives with a competitive total compensation package based in large part on the executive's contribution to our financial and operational success, the executive's personal performance and increases in stockholder value as measured by our stock price.

Compensation Program

        The compensation package for our executive officers comprises the following three components:

        Base Salary.    The Compensation Committee determines the base salary of each executive based on the executive's scope of responsibility, past accomplishments and experience and personal performance, internal comparability considerations and data regarding the prevailing compensation levels for comparable positions in relevant competing executive labor markets. The Compensation Committee may give different weight to each of these factors for each executive, as it deems appropriate. In selecting comparable companies for the purpose of setting competitive compensation for executives, the Compensation Committee considers many factors not directly associated with stock price performance, such as geographic location, annual revenue and profitability, organizational structure, development stage and market capitalization.

        Annual Incentive Compensation.    In prior years, each of the executive officers could earn annual bonuses set at a percentage of his or her base salary on the basis of the Company's performance as measured against certain pre-established performance measures, principally revenues, and the attainment of individual objectives set for each officer, other than the CEO, based upon the CEO's recommendations. Because of the Company's planned merger with Synopsys, Inc. in April 2004, the Compensation Committee did not establish performance objectives for 2004. Consequently, no executive officers received bonus payments in 2004.

        Stock Options.    The Compensation Committee believes that granting stock options to executives and other key employees on an ongoing basis gives them a strong incentive to maximize stockholder value and aligns their interests with those of other stockholders. The Compensation Committee determines stock option grants under the Amended and Restated 2000 Stock Option and Equity Incentive Plan to all executive officers and employees of the Company, including annual bonus option grants. In determining the size of stock option grants under the annual bonus program for officers, the Compensation Committee takes into account the executive's current position with and responsibilities to the Company in setting the annual target grant. The percentage of the target grant awarded to the officer depends upon the Company's performance against specified revenue, net income and intellectual property licensing revenue objectives for each half of the fiscal year. Generally, each stock option grant allows the executive to purchase shares of common stock at a price per share equal to the market price on the date the option is granted, but the Compensation Committee has the power to grant options at a lower price if considered appropriate under the circumstances. Each stock option grant generally becomes exercisable, or vests, in installments over time, contingent upon the executive's continued employment with the Company.

        The Compensation Committee determined that executive officers, including the CEO, would not be eligible to receive bonus option grants with respect to the Company's performance during fiscal 2003. As such, in 2004, the Compensation Committee did not approve stock bonus grants to executive officers based upon the Company's performance in 2003. In addition, the Compensation Committee determined that executive officers, including the CEO, would not be eligible to receive bonus option grants with respect to the Company's performance during fiscal 2004. The Compensation Committee did authorize retention stock option grants to most non-director employee and executives in August 2004 totaling 2,059,500 shares of common stock, of which 325,000 shares were awarded to the Company's Chief Financial Officer, Mr. Voll, who became our interim CEO in December 2004.

        Compensation of Chief Executive Officer.    In 2004, the compensation for Fu-Chieh Hsu, the Company's CEO, was comprised of the three components described above, and is reviewed annually. In setting Dr. Hsu's compensation package for fiscal year 2004, the Compensation Committee intended to provide a base salary competitive with that paid to other chief executive officers in competing executive labor markets, and to make a significant portion of the total compensation package contingent upon the Company's financial and operational performance. During 2004, Dr. Hsu received a base salary of $278,000.

        Compliance with Internal Revenue Code Section 162(m).    Section 162(m) of the Internal Revenue Code generally disallows a tax deduction to publicly-held companies for compensation paid to certain executive officers, to the extent that compensation paid to the officer exceeds $1 million during the Company's taxable year. The compensation paid to the Company's executive officers for the year ended December 31, 2004 did not exceed the $1 million limit per officer. In addition, the Company's employee stock option plans and option grants to executives have been structured so that any compensation deemed paid to an executive officer in connection with the exercise of his or her outstanding options with an exercise price per share equal to the fair market value per share of the common stock on the grant date will qualify as performance-based compensation that will not be subject to the $1 million limitation. The Compensation Committee does not expect to take any action at this time to modify cash compensation payable to the executive officers that would result in the application of Section 162(m).

The Compensation Committee of the Board of Directors:

James D. Kupec (Chairman) Carl E. Berg Chi-Ping Hsu

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

        The Compensation Committee of the board of directors is responsible for determining salaries, incentives and other forms of compensation for directors, officers and other employees, and administers our incentive compensation and benefit plans. During 2004, none of our executive officers served as a member of the board of directors or compensation committee of any entity that had one or more of its executive officers serving as a member of our board of directors or Compensation Committee. Messrs. Berg, Chi Ping Hsu and Kupec were not officers or employees of ours during 2004, or at any other time.

SPECIAL NOTE

        Notwithstanding anything to the contrary set forth in any of the Company's previous or future filings under the Securities Act of 1933, as amended, or the Exchange Act that might incorporate this Proxy Statement or future filings made by the Company under those statutes, the Audit Committee Report (including reference to the independence of the Audit Committee members), the Report on Executive Compensation by the Compensation Committee and the Performance Graph are not deemed filed with the SEC and shall not be deemed incorporated by reference into any of those prior filings or into any future filings made by the Company under those statutes unless specifically so provided in any such filing.

AUDIT COMMITTEE REPORT

        The Audit Committee reviews, acts on and reports to the board of directors with respect to various auditing and accounting matters. The Audit Committee also monitors the performance of the Company's independent registered public accounting firm, and reviews the audit report on the consolidated financial statements following completion of the audit and the accounting practices of the Company with respect to internal accounting and financial controls. Management has primary responsibility for the Company's financial statements and the overall reporting process, including the Company's system of internal controls. The Company's independent registered public accounting firm audits the financial statements prepared by management, expresses an opinion as to whether those financial statements fairly present the financial position, results of operations and cash flows of the Company in conformity with accounting principles generally accepted in the United States and discusses with the Audit Committee any issues they believe should be raised with us. The Audit Committee's responsibilities under the Audit Committee charter adopted by the board of directors effective August 15, 2000 and amended as of February 22, 2004, include the selection or dismissal of the Company's independent registered public accounting firm, review of the scope of the annual audits, and approval of fees to be paid to the Company's independent registered public accounting firm.

        The Audit Committee charter, as amended to date, can be found through our website www.mosys.com.

        During the fiscal year ended December 31, 2004, Mr. Berg served on the Audit Committee for the entire year. Dr. Wei Yen served on the Audit Committee until April 2004. In April 2004, Dr. Yen resigned from our board of directors. In August 2004, Tommy Eng and James D. Kupec were appointed to our board of directors and the Audit Committee.

        The Audit Committee reviewed and discussed the audited financial statements of the Company for fiscal year 2004 with management and Ernst & Young LLP ("E&Y"), the Company's former independent registered public accounting firm. The Audit Committee discussed with E&Y matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees). E&Y provided the Audit Committee the written disclosures required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees). The Audit Committee has discussed E&Y's independence with members of that firm. The Audit Committee received written confirmations from management with respect to the non-audit services provided by E&Y and has considered whether the provision of such services is compatible with maintaining the auditor's independence. The Audit Committee has determined that the rendering of such services by E&Y is compatible with maintaining the auditors' independence.

        Based on the discussions with management and E&Y concerning the audit, the independence discussions and the financial statement review, and such other matters deemed relevant and appropriate by the Audit Committee, the Audit Committee recommended to the board of directors that the Company's financial statements for the fiscal year ended December 31, 2004 be included in its 2004 Annual Report on Form 10-K filed with the SEC.

The Audit Committee of the Board of Directors:

Carl E. Berg (Chairman) Tommy Eng James D. Kupec

PROPOSAL NO. 1:
ELECTION OF DIRECTORS

        At the Annual Meeting, six directors (constituting our entire board of directors) are to be elected to serve until the next annual meeting of stockholders and until a successor for such director is elected and qualified, or until the death, resignation or removal of such director. There are six nominees, all of whom are currently directors of the Company.

NOMINEES

        Set forth below is information regarding the nominees for election to our board of directors:

Name	Position(s) with the Company	Year First Elected Director
Wingyu Leung	Executive Vice President, Chief Technical Officer and Director	1992
Carl E. Berg	Director	1992
Tommy Eng	Director	2004
Chi-Ping Hsu	Director	2004
James D. Kupec	Director	2004
Chenming Hu	Director	2005

        Each person nominated has agreed to serve if elected, and our board of directors has no reason to believe that any nominee will be unavailable or will decline to serve. In the event, however, that any nominee is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for any nominee who is designated by the current board of directors to fill the vacancy.

        Our board of directors unanimously recommends that the stockholders vote FOR the election of all of the above nominees.

PROPOSAL NO. 2:
RATIFICATION OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM FOR 2005

        The Company is asking the stockholders to ratify and approve the appointment of BDO Seidman, LLP ("BDO") as the Company's independent registered public accounting firm for the year ending December 31, 2005. Ernst & Young LLP was the Company's independent registered public accounting firm for fiscal 2004. Pursuant to the Audit Committee's determination, on March 31, 2005, E&Y, the independent registered public accounting firm previously engaged as the principal accountant to audit the financial statements of the Company, was dismissed by the Company. The engagement of BDO was approved by the Audit Committee on March 31, 2005.

        The reports of E&Y with respect to the Company's consolidated financial statements for the fiscal years ended December 31, 2004 and 2003 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. In connection with the audits of the Company's financial statements for its two most recent fiscal years and through March 31, 2005, the Company has had no disagreements with E&Y on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of E&Y would have caused them to make reference to the subject matter of the disagreements in their reports on the consolidated financial statements of the Company for such years.

        During the Company's two most recent fiscal years and through March 31, 2005, the Company has had no reportable events as defined in Item 304 (a)(1)(v) of Regulation S-K, other than the following which was disclosed in the Company's Form 10-K filed on March 16, 2005. In the Form 10-K, the Company disclosed that it had identified a material weakness for ineffective controls over the preparation and review of account reconciliation and a material weakness for ineffective controls over the application of the Company's revenue recognition policy for recording revenue under long term license development contracts using the percentage-of-completion method of accounting.

        During the Company's two most recent fiscal years and through March 31, 2005, the Company has not consulted with BDO Seidman LLP regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed; (ii) the type of audit opinion that might be rendered on the Company's financial statements; or (iii) any matter that was either the subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K, or a reportable event as described in Item 304(a)(1)(v) of Regulation S-K.

        The Audit Committee meets with the Company's independent registered public accounting firm several times a year. At such times, the Audit Committee reviews both audit and non-audit services performed by the independent registered public accounting firm as well as the fees charged for such services. The Audit Committee has delegated its authority to the Chairman of the Audit Committee to pre-approve requests for non-audit services. Among other things, the Audit Committee or the Chairman of the Audit Committee examines the effect that performance of non-audit services may have upon the independence of the auditors. The following table shows the fees paid or accrued (in thousands) by us for the audit and other services provided by Ernst & Young LLP for fiscal 2004 and 2003. During the fiscal year ended December 31, 2004 and 2003, no fees were billed by E&Y for information technology consulting.

	2004	2003
Audit Fees (1)	$1,245	$397
Audit-Related Fees (2)	210	32
Tax Fees (3)	84	43
All Other Fees (4)	—	—

Total	$1,539	$472

(1)
Audit fees of E&Y during the 2004 and 2003 fiscal years were associated with the annual audit of our consolidated financial statements and reviews of our quarterly reports filed with the Securities and Exchange Commission. In addition, audit fees included those fees related to E &Y's audit of the effectiveness of the Company's system of internal control pursuant to Section 404 of the Sarbanes-Oxley Act.

(2)
Audit-related fees included fees incurred in connection with the aborted acquisition of the Company by Synopsys, Inc. in 2004. In 2003, audit-related fees consisted primarily of accounting consultations.

(3)
Tax fees consisted primarily of income tax compliance and related tax services for 2004 and 2003.

(4)
There were no other fees paid to E &Y for 2004 or 2003.

        In the event the stockholders fail to ratify and approve the Audit Committee's appointment, the Audit Committee will reconsider its selection. Even if the appointment is ratified and approved, the Audit Committee, in its discretion, may direct the appointment of a different independent registered public accounting firm at any time during the year if the Audit Committee determines that such a change would be in the Company's and the stockholders' best interests.

        Representatives of BDO and E&Y are expected to be present at the Annual Meeting, will have the opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions. Our board of directors unanimously recommends that the stockholders vote FOR the proposal to ratify the Audit Committee's appointment of BDO Seidman, LLP to serve as our independent registered public accounting firm for the year ending December 31, 2005.

STOCKHOLDER PROPOSALS FOR 2006 ANNUAL MEETING

        To be considered for inclusion in the Company's proxy statement relating to the 2006 Annual Meeting of Stockholders, stockholder proposals pursuant to Rule 14a-8 of Regulation 14A under the Exchange Act must be received a reasonable time before the date the Company begins to print and mail its proxy materials for the 2006 Annual Meeting of Stockholders, but in no event later than December 22, 2005.

        For any other business to be properly submitted by a stockholder for the 2006 Annual Meeting of Stockholders, the stockholder must give timely notice in writing. To be considered timely, the stockholder's notice must be received no later than December 22, 2005, and no earlier than November 22, 2005, unless otherwise permitted by applicable rules. All stockholder proposals should be addressed to the attention of the Secretary at the principal office of the Company and contain the information required by the Company's bylaws.

OTHER MATTERS

        Our board of directors knows of no other matters to be presented for stockholder action at the Annual Meeting. However, if other matters do properly come before the Annual Meeting or any adjournments or postponements thereof, our board of directors intends that the persons named in the proxies will vote upon such matters in accordance with the best judgment of the proxy holders.

        Whether or not you intend to be present at the meeting, you are urged to fill out, sign, date and return the enclosed proxy at your earliest convenience.

BY ORDER OF THE BOARD OF DIRECTORS
/s/ MARK VOLL Mark Voll
Sunnyvale, California April 21, 2005	Vice President, Finance & Administration, Chief Financial Officer, Secretary and Interim Chief Executive Officer

MONOLITHIC SYSTEM TECHNOLOGY

ANNUAL MEETING OF STOCKHOLDERS

Tuesday, May 24, 2005
9:30 A.M. P.S.T.

Corporate Headquarters
1020 Stewart Drive
Sunnyvale, CA 94085

Monolithic System Technology, Inc. 1020 Stewart Road Drive Sunnyvale, CA 94085	proxy

This Proxy is Solicited on Behalf of the Board of Directors of Monolithic System Technology, Inc.

The undersigned, revoking any proxy previously given, hereby appoints Mr. Mark Voll proxy, with the full power of substitution, to vote the shares of the undersigned in favor of each proposal designated on this Proxy Card and to vote the shares of the undersigned in their discretion with respect to other matters that properly come before the Annual Meeting of Stockholders of Monolithic System Technology, Inc. on May 24, 2005, and any adjournment of the Annual Meeting.

You are encouraged to specify your choice by marking the appropriate boxes, but you need not mark any boxes if you wish to vote in accordance with the Board of Directors' recommendation. This proxy, when properly executed, will be voted as directed. If no direction is given with respect to a particular proposal, this proxy will be voted for such proposal. The Proxy cannot vote your shares unless you sign this card on the REVERSE SIDE before returning it.

PLEASE MARK, DATE, SIGN, AND RETURN THIS PROXY CARD PROMPTLY, USING THE ENCLOSED ENVELOPE. OR UTILIZE THE TELEPHONE OR INTERNET VOTING PROCEDURE AS DESCRIBED ON THE REVERSE SIDE OF THIS FORM. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

See reverse for voting instructions.

COMPANY #

There are three ways to vote your Proxy

Your telephone or Internet vote authorizes the Named Proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

VOTE BY PHONE — TOLL FREE — 1-800-560-1965 — QUICK *** EASY *** IMMEDIATE

•
Use any touch-tone telephone to vote your proxy 24 hours a day, 7 days a week until 12:00 p.m. (CT) on May 24, 2005.
•
Please have your proxy card and the last four digits of your Social Security Number or Tax Identification Number available. Follow the simple instructions the voice provides you.

VOTE BY INTERNET — http://www.eproxy.com/mosy/ — QUICK *** EASY *** IMMEDIATE

•
Use the Internet to vote your proxy 24 hours a day, 7 days a week until 12:00 p.m. (CT) on May 24, 2005.
•
Please have your proxy card and the last four digits of your Social Security Number or Tax Identification Number available. Follow the simple instructions to obtain your records and create an electronic ballot.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we've provided or return it to Monolithic System Technology, c/o Shareowner Services,SM P.O. Box 64873, St. Paul, MN 55164-0873.

If you vote by Phone or Internet, please do not mail your Proxy Card
Please detach here

The Board of Directors Recommends a Vote "FOR" Items 1 and 2.

1.	Election of directors:	01 Carl E. Berg 03 Chenming Hu 05 James D. Kupec	02 Wingyu Leung 04 Tommy Eng 06 Chi-Ping Hsu	☐	Vote FOR all nominees (except as marked)	☐	Vote WITHHELD from all nominees
(Instructions: To withhold authority to vote for any indicated nominee, write the number(s) of the nominee(s) in the box provided to the right.)
2.	The ratification of the appointment of BDO Seidman, LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2005.	☐	For	☐	Against	☐	Abstain

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR EACH OF THE NOMINEES IN PROPOSAL ONE AND FOR PROPOSAL TWO.
IN HIS DISCRETION, THE PROXY IS AUTHORIZED TO TRANSACT ANY OTHER BUSINESS THAT MAY PROPERLY COME BEFORE THE MEETING.

Address Change? Mark Box Indicate changes below:	☐	Date

Signature(s) in Box
Please sign exactly in the name or names in which you hold your shares of common stock. For joint accounts, each owner should sign. When signing as executor, administrator, attorney, trustee, guardian or other fiduciary, please give your full title. If signing for a corporate or other entity, please sign in full corporate or other entity name by a duly authorized officer or other agent.

QuickLinks

MONOLITHIC SYSTEM TECHNOLOGY, INC. NOTICE OF 2005 ANNUAL MEETING OF STOCKHOLDERS To be held on May 24, 2005
PROXY STATEMENT
GENERAL INFORMATION
SOLICITATION AND VOTING PROCEDURES
REVOCABILITY OF PROXIES
MANAGEMENT
EXECUTIVE COMPENSATION
SHARE OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS
PERFORMANCE GRAPH COMPARISON OF STOCKHOLDER RETURN
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
REPORT ON EXECUTIVE COMPENSATION BY THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS
COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
SPECIAL NOTE
AUDIT COMMITTEE REPORT
PROPOSAL NO. 1: ELECTION OF DIRECTORS
NOMINEES
PROPOSAL NO. 2: RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR 2005
STOCKHOLDER PROPOSALS FOR 2006 ANNUAL MEETING
OTHER MATTERS